Annual Report

                                               SCIENCE &
                                               TECHNOLOGY FUND - ADVISOR
                                               CLASS

                                               DECEMBER 31, 2000

                                     [LOGO]
                                 T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Science & Technology Fund - Advisor Class

o Technology stocks ended the year down sharply from their highs last spring.

o Returns for the six-month and since-inception periods ended December 31, 2000, were well behind the S&P 500 but ahead of the Lipper index for similar funds.

o The portfolio is broadly diversified across the primary segments of the technology sector, led by semiconductors and communications.

o We are focusing the fund in areas that will facilitate innovation and productivity over the next three to five years.

o Stock valuations are now more appealing than a year ago, and we believe the conditions are now in place for reasonable growth in tech stocks in 2001.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

After surging during the early part of 2000, technology stocks corrected sharply as the year progressed, finishing down 30% to 35% for the year and approximately 50% from their peak in March. The broad S&P 500 Index suffered its worst decline since 1977, falling more than 9%, while the technology-heavy Nasdaq Composite Index had its worst year ever, shedding in excess of 39%.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                                                           Since
                                                                       Inception
Periods Ended 12/31/00                                     6 Months    (3/31/00)
--------------------------------------------------------------------------------
Science & Technology Fund -
Advisor Class                                              -32.44%       -41.06%
--------------------------------------------------------------------------------
S&P 500 Index                                               -8.72        -11.15
--------------------------------------------------------------------------------
Lipper Science & Technology
Fund Index                                                 -35.99        -42.75
--------------------------------------------------------------------------------

Your fund finished the nine-month period with a loss of 41.06%, well behind the unmanaged Standard & Poor's 500 Stock Index but slightly ahead of the Lipper Science & Technology Fund Index. While performance relative to our peer funds improved during the second half of the year, we take little pride in the fund's absolute performance during this period.

YEAR-END DISTRIBUTION

Your Board of Directors declared a long-term capital gain distribution of $6.25 per share and a short-term capital gain distribution of $1.03. The distributions were paid on December 14, 2000, to shareholders of record on December 12.

As a fellow shareholder in the fund, I share your displeasure with incurring a considerable tax obligation in a year of significant negative returns. Despite our efforts to minimize this year's distributions, the combination of substantial profit-taking during the first half of 2000, the sector's extreme volatility throughout the year, and the severe decline during the fourth quarter constrained our ability to mitigate this year's capital gains.

MARKET ENVIRONMENT

The stock market suffered through a punishing year, with every major index finishing down. For the first time in a while, value stocks significantly outpaced growth stocks. Fears about economic recession, the debacle surrounding the presidential election, and an avalanche of earnings disappointments all weighed heavily on stocks in the latter stages of the year.

A year ago in our letter to shareholders, we wrote: "Thus, we find the environment for technology stocks in a rather precarious situation. While fundamentals are extremely strong, the recovery has been extraordinary, valuations are at record levels, and sentiment is ebullient. Should business conditions deteriorate--even modestly and perhaps only temporarily--the sector could experience a turbulent and meaningful correction."

--------------------------------------------------------------------------------
THE SEMICONDUCTOR INDUSTRY QUICKLY DOWNSHIFTED FROM CAPACITY CONSTRAINTS TO OVERSUPPLY.
--------------------------------------------------------------------------------

Unfortunately, this very dynamic played out during the latter stages of 2000. As we moved into the summer, coordinated interest rate hikes across the globe began to affect global economic growth, slowing purchases of information technology by both businesses and consumers. Saturation and technology transition issues moderated growth in the important personal computer and wireless industries. As investors refocused on traditional metrics of value such as earnings, cash flow, and return on invested capital, the financing funnel for pure play dot-coms and emerging communications carriers constricted, forcing these companies to restrain spending on information technology. With these "rabbits" at least temporarily out of the race, there was less pressure on established businesses to spend in order to keep pace. Accordingly, fundamentals--growth dynamics, profit The semiconductor industry quickly downshifted from capacity constraints to oversupply. trends, business visibility--across the technology sector decayed as the year ended.

With valuations at such extreme levels and sentiment still euphoric, the reality of weakening fundamentals sent the technology sector into a rapid and severe descent. From the peak levels achieved in March, technology stocks suffered two significant corrections in the span of nine months. Over this time, technology stocks were essentially cut in half, wiping out the strong gains made during the first quarter and resulting in the worst year of technology stock performance in memory. There was really no place to hide: computers or communications; hardware, software, or semiconductors; large-cap or small-cap--no segment was spared.

Encouragingly, the severe correction we experienced in 2000 brought valuation levels back to more appropriate levels. While absolute valuations remain high compared with historical norms, they are appreciably lower than year-ago levels. Furthermore, relative to the broader market as measured by the S&P 500, valuations are approaching historical averages. Hence, although valuations remain stretched in select segments of technology and may, at least temporarily, fall below historical averages, we believe much of the sector-specific valuation risk has dissipated.

Obviously, investor sentiment toward technology has cooled considerably, shifting from euphoric to pessimistic over the course of the year. Tributes to dot-coms have morphed into obituaries about "dot-bombs," while entrepreneurial riches have been transformed into embarrassing margin calls. Aggressive day-trading is once again viewed as a costly exercise in financial futility, and short interest on both the NYSE and Nasdaq stands at record levels. (High levels of short-selling, which is a bet that stocks will fall, are viewed conversely as a bullish indicator.) Gallows humor fills the hallways of investor conferences, and technology investors universally fear company commentary on first-half 2001 prospects. Such negative sentiment may be regarded as a long-term bullish sign.

PORTFOLIO REVIEW

   [The following table was depicted as a pie chart in the printed material.]

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Information Services    3%
Hardware               14%
Software               15%
Reserves                2%
Semiconductors         34%
Communications         32%
--------------------------------------------------------------------------------
Based on net assets as of 12/31/00.

The fund remains broadly diversified across the primary segments of the technology sector. Stocks of semiconductor components, communication equipment, and software companies each represent upwards of 15% of the portfolio and together comprise more than 60% of assets. In keeping with our operating philosophy of remaining fully invested, reserves stood at 2% of fund assets. The fund's concentration remains fairly consistent, with the 10 largest holdings making up over 36% of portfolio assets.

During the past six months, no particular segment contributed positively to fund performance, with communications--both equipment and services--faring the worst. For the year, only semiconductors contributed meaningfully to returns; all of the other major technology segments generated losses. Among specific holdings, standout contributors were software giant Oracle, optical communications equipment provider CIENA, and semiconductor vendor Applied Micro Circuits, the fund's best contributor. Oracle was up over the first six months, while the other three stocks added value in both the 6- and 12-month periods. Obviously, in a year of significant losses, the fund had an expansive array of underachievers. Simplifying the situation somewhat, software stocks hurt performance during the first half, while communications stocks depressed results in the second half. Overall, standout laggards included communications carriers WorldCom and Exodus Communications, software vendors Microsoft and BMC Software, and optical components vendor SDL.

Given the severe correction in technology stocks during the past six months, we would like to take the unusual step of sharing some thoughts about our near-term portfolio strategy. In the current environment of deteriorating near-term technology company fundamentals, we are extending our investment horizon out to, and beyond, 2002. Accordingly, we will use the heightened market volatility and stock price pressure to laser focus the fund in those areas that we believe will facilitate innovation and productivity over the next three to five years:
Internet infrastructure, broadband communications, proprietary semiconductors, and outsourcing.

--------------------------------------------------------------------------------
WE BELIEVE THAT IN A FEW YEARS WE WILL LOOK BACK ON THE CURRENT ENVIRONMENT AS AN EXCELLENT OPPORTUNITY TO RESTRUCTURE THE FUND FOR CONTINUED LONG-TERM SUCCESS.
--------------------------------------------------------------------------------

The shift in technology's center of gravity from computing to communications is the most meaningful transition since host-based computing yielded to the personal computer and client-server computing more than a decade ago. We believe that in a few years we will look back on the current environment as an excellent opportunity to restructure the fund for continued long-term success. Accordingly, significant purchases during the previous six months included new positions in Corning, Siebel Systems, and SDL. Additionally, we added to existing positions in VeriSign and KLA-Tencor. In contrast, during the period we eliminated Microsoft, WorldCom, Nortel Networks, and Dell Computer.

Given that the technology sector's center of gravity has shifted to communications from computing, we modified our portfolio presentation at the beginning of 2001. The new look should provide a more detailed and informative view of fund holdings.

OUTLOOK

The Federal Reserve's inflation-fighting campaign, which began in June 1999, has succeeded in slowing the economy to the point where the Fed is now more worried about the increasing risk of a recession. Indeed, Fed Chairman Alan Greenspan recently stated that economic risks are weighted mainly toward weakness in the foreseeable future, and the Fed took the unusual step of cutting the key fed funds rate half a point in early January, between its regularly scheduled meetings. Signs of a slowing economy are evident in softening labor markets, disappointing retail sales, waning consumer confidence, and moderating consumer spending. We believe the Fed will continue to ease during the first half of 2001.

--------------------------------------------------------------------------------
WE BELIEVE THE FED WILL CONTINUE TO EASE DURING THE FIRST HALF OF 2001.
--------------------------------------------------------------------------------

Although we now have three of the necessary requirements for a sustained recovery in place--an accommodative Fed, more reasonable valuations, and negative investor sentiment--we lack a catalyst to reinvigorate the technology sector. We believe that such a catalyst could come from two sources: some improvement in the global macro-economic situation or improving technology company fundamentals. While it is probable that neither catalyst is likely to manifest itself before the second half of 2001, stocks should anticipate their impact, benefiting investors in our sectors.

One final comment to the many shareholders who may have just joined the fund in 2000: while suffering a substantial short-term paper loss is indeed disappointing, remember that, historically, this asset class has withstood the test of time, offering superior returns to investors who have made this fund part of their core, longer-term investment strategy. Despite the severe underperformance of technology stocks this calendar year, and even assuming you had the misfortune of investing in tech stocks at the four worst times during the past 14 years--in October 1987 before the crash, in July 1990 before the Gulf War, in October 1997 before the Asian Crisis, and in April 1998 before the debt crisis--you still would have outperformed the S&P 500 as of December 31, 2000.

Maintaining a long-term perspective is the key to overriding periods of turbulence such as the one just experienced. We remain optimistic about the long-term prospects for your fund.

As always, we appreciate your continued support.

Respectfully submitted,


/s/ Charles A. Morris

Charles A. Morris
President of the fund and chairman of its Investment Advisory Committee

January 18, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/00
--------------------------------------------------------------------------------

Nokia                                                                       4.5%
--------------------------------------------------------------------------------
Applied Micro Circuits                                                      4.3
--------------------------------------------------------------------------------
Cisco Systems                                                               3.9
--------------------------------------------------------------------------------
Texas Instruments                                                           3.9
--------------------------------------------------------------------------------
Analog Devices                                                              3.7
--------------------------------------------------------------------------------

Electronic Arts                                                             3.7
--------------------------------------------------------------------------------
SDL                                                                         3.4
--------------------------------------------------------------------------------
Oracle                                                                      3.0
--------------------------------------------------------------------------------
VeriSign                                                                    2.9
--------------------------------------------------------------------------------
Flextronics International                                                   2.9
--------------------------------------------------------------------------------

Xilinx                                                                      2.9
--------------------------------------------------------------------------------
EMC                                                                         2.7
--------------------------------------------------------------------------------
Altera                                                                      2.7
--------------------------------------------------------------------------------
Vodafone                                                                    2.6
--------------------------------------------------------------------------------
Sun Microsystems                                                            2.6
--------------------------------------------------------------------------------

Solectron                                                                   2.5
--------------------------------------------------------------------------------
QUALCOMM                                                                    2.5
--------------------------------------------------------------------------------
Maxim Integrated Products                                                   2.5
--------------------------------------------------------------------------------
Ariba                                                                       2.2
--------------------------------------------------------------------------------
LSI Logic                                                                   2.1

CIENA                                                                       2.1
--------------------------------------------------------------------------------
KLA-Tencor                                                                  2.1
--------------------------------------------------------------------------------
Exodus Communications                                                       2.1
--------------------------------------------------------------------------------
Corning                                                                     2.0
--------------------------------------------------------------------------------
Colt Telecom Group                                                          1.9
--------------------------------------------------------------------------------

Total                                                                      71.7%

Note: Table excludes reserves.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/00

Ten Largest Purchases
--------------------------------------------------------------------------------
Microsoft *
--------------------------------------------------------------------------------
SDL *
--------------------------------------------------------------------------------
Corning *
--------------------------------------------------------------------------------
LSI Logic *
--------------------------------------------------------------------------------
Dell Computer
--------------------------------------------------------------------------------
VeriSign
--------------------------------------------------------------------------------
WorldCom
--------------------------------------------------------------------------------
Sycamore Networks *
--------------------------------------------------------------------------------
Siebel Systems *
--------------------------------------------------------------------------------
KLA-Tencor
--------------------------------------------------------------------------------

Ten Largest Sales
--------------------------------------------------------------------------------
Microsoft **
--------------------------------------------------------------------------------
CIENA
--------------------------------------------------------------------------------
Dell Computer **
--------------------------------------------------------------------------------
WorldCom **
--------------------------------------------------------------------------------
Nortel Networks **
--------------------------------------------------------------------------------
Analog Devices
--------------------------------------------------------------------------------
Ariba
--------------------------------------------------------------------------------
Applied Micro Circuits
--------------------------------------------------------------------------------
Oracle
--------------------------------------------------------------------------------
QUALCOMM
--------------------------------------------------------------------------------
 *    Position added
**    Position eliminated

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

SCIENCE & TECHNOLOGY FUND - ADVISOR CLASS
--------------------------------------------------------------------------------

[The following table was depicted as a line graph in the printed material.]

As or 12/31/00
--------------------------------------------------------------------------------
             Science & Technology          S&P 500 Stock   Lipper Science &
             Fund - Advisor Class          Index           Technology Fund Index
--------------------------------------------------------------------------------
3/31/00           $10,000                   $10,000        $10,000
--------------------------------------------------------------------------------
12/00             $ 5,894                   $ 8,885        $ 5,725
--------------------------------------------------------------------------------

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since      Inception
Period Ended 12/31/00                                   Inception           Date
--------------------------------------------------------------------------------
Science & Technology Fund - Advisor Class                 -41.06%        3/31/00
--------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS               For a share outstanding throughout the period
--------------------------------------------------------------------------------

Science & Technology Advisor Class shares

                                                                      3/31/00
                                                                      Through
                                                                     12/31/00

NET ASSET VALUE
Beginning of period                                               $     71.08
                                                                  -----------

Investment activities
 Net investment income (loss)                                           (0.13)
 Net realized and
 unrealized gain (loss)                                                (28.13)
                                                                  -----------

 Total from
 investment activities                                                 (28.26)
                                                                  -----------

Distributions
  Net realized gain                                                     (7.28)
                                                                  -----------

NET ASSET VALUE
End of period                                                     $     35.54
                                                                  ===========

Ratios/Supplemental Data

Total return*                                                          (41.06)%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                                       1.09%+
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                                               0.80%+
--------------------------------------------------------------------------------
Portfolio turnover rate                                                 134.1%+
Net assets, end of period
(in thousands)                                                    $   829,024
--------------------------------------------------------------------------------
* Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.
+     Annualized

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

PORTFOLIO OF INVESTMENTS                             Shares/Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 98.0%

INFORMATION SERVICES 2.9%

E-Commerce 2.9%

VeriSign *                                           3,850,000        $  285,381
--------------------------------------------------------------------------------
Total Information Services                                               285,381
                                                                      ----------
SEMICONDUCTORS 33.7%

Semiconductor Components 26.6%

Altera *                                            10,000,000           263,438
--------------------------------------------------------------------------------
Analog Devices *                                     7,000,000           358,313
--------------------------------------------------------------------------------
Applied Micro Circuits *                             5,500,000           413,359
--------------------------------------------------------------------------------
Broadcom *                                           1,000,000            84,031
--------------------------------------------------------------------------------
Cypress Semiconductor *                              6,000,000           118,125
--------------------------------------------------------------------------------
LSI Logic *                                         12,000,000           205,080
--------------------------------------------------------------------------------
Maxim Integrated Products *                          5,000,000           238,906
--------------------------------------------------------------------------------
QUALCOMM *                                           3,000,000           246,469
--------------------------------------------------------------------------------
Texas Instruments                                    8,000,000           379,000
--------------------------------------------------------------------------------
Xilinx *                                             6,000,000           277,875
--------------------------------------------------------------------------------
                                                                       2,584,596
                                                                      ----------
Semiconductor Equipment 7.1%

Applied Materials *                                  4,000,000           152,750
--------------------------------------------------------------------------------
ASM Lithography *                                    6,000,000           135,000
--------------------------------------------------------------------------------
Cognex * +                                           2,700,000            59,569
--------------------------------------------------------------------------------
KLA-Tencor *                                         6,000,000           202,312
--------------------------------------------------------------------------------
Novellus Systems *                                   4,000,000           143,375
--------------------------------------------------------------------------------
                                                                         693,006
                                                                      ----------
Total Semiconductors                                                   3,277,602
                                                                      ----------

COMMUNICATIONS 31.6%

Communication Equipment 21.3%

CIENA *                                              2,500,000           203,437
--------------------------------------------------------------------------------
Cisco Systems *                                     10,000,000           382,500
--------------------------------------------------------------------------------

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                     Shares/Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Corning                                                3,600,000    $    190,125
--------------------------------------------------------------------------------
JDS Uniphase *                                         3,000,000         124,875
--------------------------------------------------------------------------------
Juniper Networks *                                     1,000,000         126,125
--------------------------------------------------------------------------------
Newport                                                1,000,000          78,594
--------------------------------------------------------------------------------
Nokia ADR                                             10,000,000         435,000
--------------------------------------------------------------------------------
Oni Systems *                                          2,300,000          91,066
--------------------------------------------------------------------------------
SDL *                                                  2,250,000         333,773
--------------------------------------------------------------------------------
Sycamore Networks *                                    2,700,000         101,166
--------------------------------------------------------------------------------
                                                                       2,066,661
                                                                    ------------

Communication Services  10.3%

China Mobile (Hong Kong) (HKD) *                      10,000,000          54,617
--------------------------------------------------------------------------------
China Mobile (Hong Kong) ADR *                         2,000,000          54,250
--------------------------------------------------------------------------------
Colt Telecom Group (GBP) *                             8,500,000         183,025
--------------------------------------------------------------------------------
Exodus Communications *                               10,000,000         199,688
--------------------------------------------------------------------------------
Sprint PCS *                                           4,000,000          81,750
--------------------------------------------------------------------------------
Vodafone                                               7,000,000         250,687
--------------------------------------------------------------------------------
XO Communications *                                   10,000,000         178,438
--------------------------------------------------------------------------------
                                                                       1,002,455
                                                                    ------------
Total Communications                                                   3,069,116
                                                                    ------------

HARDWARE  14.0%

Peripherals  3.3%

EMC *                                                  4,000,000         266,000
--------------------------------------------------------------------------------
McDATA *                                               1,000,000          54,781
--------------------------------------------------------------------------------
                                                                         320,781
                                                                    ------------

Systems  2.6%

Sun Microsystems *                                     9,000,000         250,594
--------------------------------------------------------------------------------
                                                                         250,594
                                                                    ------------

Contract Manufacturing  8.1%

Flextronics International *                           10,000,000         285,000
--------------------------------------------------------------------------------
Sanmina *                                              1,750,000         134,149
--------------------------------------------------------------------------------
SCI Systems *                                          4,600,000         121,325
--------------------------------------------------------------------------------

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                     Shares/Par            Value
--------------------------------------------------------------------------------
                                                                    In thousands

Solectron *                                             7,300,000   $    247,470
--------------------------------------------------------------------------------
                                                                         787,944
                                                                    ------------
Total Hardware                                                         1,359,319
                                                                    ------------
SOFTWARE 14.9%

Enterprise Software 10.0%

Ariba *                                                 4,000,000        214,625
--------------------------------------------------------------------------------
NetIQ *                                                 1,700,000        148,484
--------------------------------------------------------------------------------
Oracle *                                               10,000,000        290,625
--------------------------------------------------------------------------------
Siebel Systems *                                        2,650,000        179,124
--------------------------------------------------------------------------------
VERITAS Software *                                      1,600,000        140,050
--------------------------------------------------------------------------------
                                                                         972,908
                                                                    ------------

Consumer and Multi Media Software 4.9%

Electronic Arts * +                                     8,400,000        358,312
--------------------------------------------------------------------------------
Intuit *                                                3,000,000        118,219
--------------------------------------------------------------------------------
                                                                         476,531
                                                                    ------------
Total Software                                                         1,449,439
                                                                    ------------
Total Miscellaneous Common Stocks 0.9%                                    81,970
                                                                    ------------

Total Common Stocks (Cost $10,387,338)                                 9,522,827
                                                                    ------------

CONVERTIBLE PREFERRED STOCKS 0.2%

AllAdvantage *                                          1,239,670            747
--------------------------------------------------------------------------------
idealab! (Series D) *                                   1,000,000         20,000
--------------------------------------------------------------------------------

Total Convertible Preferred Stocks (Cost $107,500)                        20,747
                                                                    ------------

SHORT-TERM INVESTMENTS 3.1%

Money Market Funds 3.1%

Government Reserve Investment Fund, 6.34%, #+         303,576,761        303,577
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $303,577)                             303,577
                                                                    ------------

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

101.3% of Net Assets (Cost $10,798,415)                            $  9,847,151

Other Assets Less Liabilities                                          (126,193)
                                                                   ------------

NET ASSETS                                                         $  9,720,958
                                                                   ============

  #   Seven-day yield
  +   Affiliated company
  *   Non-income producing
ADR   American Depository Receipt
GBP   British sterling
HKD   Hong Kong dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value

 Affiliated companies (cost $751,550)                              $    721,458

 Other companies (cost $10,046,865)                                   9,125,693
                                                                   ------------
 Total investments in securities                                      9,847,151

Other assets                                                             96,586
                                                                   ------------
Total assets                                                          9,943,737

Liabilities

Total liabilities                                                       222,779
                                                                   ------------

NET ASSETS                                                         $  9,720,958
                                                                   ============

Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions          $   (440,970)

Net unrealized gain (loss)                                             (951,270)

Paid-in-capital applicable to 273,348,279 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      11,113,198
                                                                   ------------

NET ASSETS                                                         $  9,720,958
                                                                   ============

NET ASSET VALUE PER SHARE

Science & Technology shares
($8,891,934,492/250,018,571 shares outstanding)                    $      35.57
                                                                   ============
Science & Technology Advisor Class shares
($829,023,623/23,329,708 shares outstanding)                       $      35.54
                                                                   ============

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/00

Investment Income (Loss)
Income
 Interest (including $22,262 from affiliated companies)             $    37,027
 Dividend                                                                 5,531
                                                                    -----------
 Total income                                                            42,558
                                                                    -----------
Expenses
 Investment management                                                   89,979
 Shareholder servicing
   Science & Technology shares                                           22,817
   Science & Technology Advisor Class shares                                457
 Distribution--Science & Technology Advisor Class shares                  1,094
 Registration                                                             1,451
 Prospectus and shareholder reports
   Science & Technology shares                                              866
   Science & Technology Advisor Class shares                                 --
 Custody and accounting                                                     585
 Legal and audit                                                             41
 Directors                                                                   29
 Miscellaneous                                                               83
                                                                    -----------
 Total expenses                                                         117,402
 Expenses paid indirectly                                                   (85)
                                                                    -----------
 Net expenses                                                           117,317
                                                                    -----------
Net investment income (loss)                                            (74,759)
                                                                    -----------

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
 Securities                                                             804,346
 Foreign currency transactions                                           (2,891)
                                                                    -----------
 Net realized gain (loss)                                               801,455
                                                                    -----------
Change in net unrealized gain or loss on securities
 Securities                                                          (5,867,077)
 Other assets and liabilities
 denominated in foreign currencies                                           (6)
                                                                    -----------
Change in net unrealized gain or loss                                (5,867,083)
                                                                    -----------
Net realized and unrealized gain (loss)                              (5,065,628)
                                                                    -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $(5,140,387)
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/00       12/31/99
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)                                    $    (74,759)   $    (18,136)
   Net realized gain (loss)                                             801,455       2,299,852
   Change in net unrealized gain or loss                             (5,867,083)      3,341,332
                                                                   ----------------------------
   Increase (decrease) in net assets from operations                 (5,140,387)      5,623,048
                                                                   ----------------------------
  Distributions to shareholders
   Net realized gain
     Science & Technology shares                                     (1,563,660)     (1,713,649)
     Science & Technology Advisor Class shares                         (144,641)             --
                                                                   ----------------------------
   Decrease in net assets from distributions                         (1,708,301)     (1,713,649)
                                                                   ----------------------------
  Capital share transactions *
   Shares sold
     Science & Technology shares                                      6,297,536       3,840,762
     Science & Technology Advisor Class shares                        1,306,306              --
   Distributions reinvested
     Science & Technology shares                                      1,524,085       1,676,543
     Science & Technology Advisor Class shares                          144,384              --
   Shares redeemed
     Science & Technology shares                                     (4,953,033)     (1,851,625)
     Science & Technology Advisor Class shares                          (20,264)             --
   Increase (decrease) in net assets from
   capital share transactions                                         4,299,014       3,665,680
                                                                   ----------------------------

  Net Assets

  Increase (decrease) during period                                  (2,549,674)      7,575,079
  Beginning of period                                                12,270,632       4,695,553
                                                                   ----------------------------
  End of period                                                    $  9,720,958    $ 12,270,632
                                                                   ============================

*Share information
   Shares sold
     Science & Technology shares                                        101,943          76,475
     Science & Technology Advisor Class shares                           20,216              --
   Distributions reinvested
     Science & Technology shares                                         37,418          29,465
     Science & Technology Advisor Class shares                            3,548              --
   Shares redeemed
     Science & Technology shares                                        (81,931)        (37,992)
     Science & Technology Advisor Class shares                             (434)             --
                                                                   ----------------------------
   Increase (decrease) in shares outstanding                             80,760          67,948

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price Science & Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation. The fund has two classes of shares--Science & Technology, offered since September 30, 1987, and Science & Technology Advisor Class, first offered on March 31, 2000. Science & Technology Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

      dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

      Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

      Class Accounting The Science & Technology Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

      Purchases and sales of portfolio securities, other than short-term securities, aggregated $19,860,630,000 and $17,143,652,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      --------------------------------------------------------------------------
      Undistributed net investment income                         $  74,759,000
      Undistributed net realized gain                              (152,946,000)
      Paid-in-capital                                                78,187,000

      At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,798,415,000. Net unrealized loss aggregated $951,264,000 at period-end, of which $1,206,250,000 related to appreciated investments and $2,157,514,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $5,968,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      The manager has agreed to bear any expenses through December 31, 2001, which would cause Science & Technology Advisor Class's ratio of total expenses to average net assets to exceed 1.15%. Thereafter, through December 31, 2003, Science & Technology Advisor Class is required to reimburse the manager for

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

      these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.15%.

      In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $18,426,000 for the year ended December 31, 2000, of which $2,035,000 was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $22,262,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Science & Technology Advisor Class
Shareholders of T. Rowe Price Science & Technology Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provide a reasonable basis for our opinion.


      PricewaterhouseCoopers LLP

      Baltimore, Maryland
      January 19, 2001

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o     $241,358,000 from short-term capital gains

o $1,622,739,000 from long-term capital gains, subject to the 20% rate gains category.

--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

      By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 7 a.m. to midnight ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

      In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

      Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

      Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

      Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

      Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

      Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

      Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*

      Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

      To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

      Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

      Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

      T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

      Performance Update This quarterly report reviews recent market develop-ments and provides comprehensive performance information for every T. Rowe Price fund.

      Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

      Detailed Investment Guides Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

       * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
      ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
--------------------------------------------------------------------------------

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
--------------------------------------------------------------------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
--------------------------------------------------------------------------------

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*     Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [V6021] is issued by Security Benefit Life Insurance Company. In New York, it [FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

ADVISORY SERVICES, RETIREMENT RESOURCES

      T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

      ADVISORY SERVICES*
      --------------------------------------------------------------------------

      T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

      T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

      RETIREMENT RESOURCES
      --------------------------------------------------------------------------

      Traditional, Roth, and Rollover IRAs
      SEP-IRA and SIMPLE IRA
      Profit Sharing
      Money Purchase Pension
      "Paired" Plans (Money Purchase
         Pension and Profit Sharing Plans)
      401(k) and 403(b)
      457 Deferred Compensation

      Planning and Informational Guides

      Minimum Required Distributions Guide
      Retirement Planning Kit
      Retirees Financial Guide
      Tax Considerations for Investors

      Insights Reports

      The Challenge of Preparing for Retirement
      Financial Planning After Retirement
      The Roth IRA: A Review

      Software Packages

      T. Rowe Price Retirement Planning AnalyzerTM CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.
      T. Rowe Price Variable Annuity AnalyzerTM CD-ROM or diskette, free. To order, please call 1-800-469-5304.

      T. Rowe Price Immediate Variable Annuity (Income Account)

*Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------

THE FUNDAMENTALS OF INVESTING

      Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

      INSIGHTS REPORTS
      --------------------------------------------------------------------------

      General Information

      The ABCs of Giving
      Back to Basics: The ABCs of Investing
      The Challenge of Preparing for Retirement
      Financial Planning After Retirement
      Getting Started: Investing With Mutual Funds
      The Roth IRA: A Review
      Tax Information for Mutual Fund Investors

      Investment Strategies

      Conservative Stock Investing
      Dollar Cost Averaging
      Equity Index Investing
      Growth Stock Investing
      Investing for Higher Yield
      Managing Risk Through Diversification
      The Power of Compounding
      Value Investing

      Types of Securities

      The Basics of International Stock Investing
      The Basics of Tax-Free Investing
      The Fundamentals of Fixed-Income Investing
      Global Bond Investing
      Investing in Common Stocks
      Investing in Emerging Growth Stocks
      Investing in Financial Services Stocks
      Investing in Health Care Stocks
      Investing in High-Yield Municipal Bonds
      Investing in Money Market Securities
      Investing in Mortgage-Backed Securities
      Investing in Natural Resource Stocks
      Investing in Science and Technology Stocks
      Investing in Small-Company Stocks
      Understanding Derivatives
      Understanding High-Yield "Junk" Bonds

      Brokerage Insights

      Combining Individual Securities With Mutual Funds
      Getting Started: An Introduction to Individual Securities
      What You Should Know About Bonds
      What You Should Know About Margin and Short-Selling
      What You Should Know About Options
      What You Should Know About Stocks

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------

BROKERAGE SERVICES

T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

      Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

      Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

      Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

       * Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
      ** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

Invest With Confidence(R)
T.RowePrice [LOGO]

T. Rowe Price Investment Services, Inc., Distributor.         E261-050  12/31/00